Exhibit 10

Execution Copy

SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT

This Second Amendment to Amended and Restated Credit Agreement (“Second Amendment”) dated as of January 7, 2011 (the “Effective Date”), is entered into by and among Titan International, Inc. (the “Company”), the financial institutions that are or may from time to time become parties to the Credit Agreement hereinafter described (collectively, the “Lenders”) and Bank of America, N.A., both individually as a Lender and as Administrative Agent for the Lenders (“Administrative Agent”).  Capitalized terms used herein without definition shall have the same meanings herein as ascribed to such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, the Company, the Lenders and Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of January 30, 2009, as amended September 9, 2010 (together with all amendments, exhibits, schedules, attachments and appendices thereto, the “Credit Agreement”); and

WHEREAS, the Company has requested that Administrative Agent and the Lenders agree to amend certain terms of the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders are willing to so amend the Credit Agreement upon and subject to the terms and conditions set forth in this Second Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company, Administrative Agent and Lenders hereby agree to the following:

1.           Amendment.  Section 11.10 of the Credit Agreement is hereby amended by restating the second sentence thereof in its entirety to be and read as follows:

“Not, and not permit any other Loan Party to, issue any Capital Securities other than (a) any issuance of shares of the Company’s Common Stock pursuant to (i) a stock split approved by the Company’s board of directors or (ii) any employee or director option program, benefit plan or compensation program; (b) any issuance by a Subsidiary to the Company or another Subsidiary in accordance with Section 11.4; (c) any issuance of shares of the Company’s Common Stock in connection with a merger, a Permitted Acquisition or the Goodyear Foreign Acquisition or (d) any issuance of shares of the Company’s Common Stock in connection with the conversion of any of the 2009 Convertible Notes, including any transaction premium or discount, so long as no Default or Event of Default would occur and be continuing after giving effect to such issuance of Common Stock.

2.           Conditions Precedent.  The effectiveness of this Second Amendment is subject to the satisfaction of all of the following conditions precedent:

(a)           The execution of this Second Amendment by the Company, the Administrative Agent and the Required Lenders.

(b)           The Obligors shall be in full compliance with the terms of the Credit Agreement and the other Loan Documents, and no Event of Default or Default shall have occurred or be continuing before or after giving effect to this Second Amendment.

3.           Reference to and Effect on the Credit Agreement.

(a)           Upon the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon the Loan Parties in all respects and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, or (b) any Event of Default or Default under the Credit Agreement.

4.           Counterparts.  This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument.    Delivery of an executed signature page to this Second Amendment by telecopy or electronic mail shall be deemed to constitute delivery of an originally executed signature page hereto.

5.           Severability.  Wherever possible, each provision of this Second Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

6.           Successors and Assigns.  This Second Amendment shall be binding upon and enure to the benefit of the Administrative Agent, the Lenders and the Company and their successors and assigns.

7.           Governing Law.  This Second Amendment shall be construed and governed by and in accordance with the laws of the State of Illinois (without regard to principles of conflicts of laws).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

Company:

TITAN INTERNATIONAL, INC.

By:  /s/ TITAN INTERNATIONAL, INC.

Signature Page to Second Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:  /s/ BANK OF AMERICA, N.A.

BANK OF AMERICA, N.A., as Issuing Lender and as a Lender

By:  /s/ BANK OF AMERICA, N.A.

Signature Page to Second Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:  /s/ WELLS FARGO BANK, N.A.

Signature Page to Second Amendment to Amended and Restated Credit Agreement

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By:  /s/ THE PRIVATEBANK AND TRUST COMPANY

Signature Page to Second Amendment to Amended and Restated Credit Agreement

HARRIS NA, as a Lender

By:  /s/ HARRIS NA

Signature Page to Second Amendment to Amended and Restated Credit Agreement

FIRST BANK OF HIGHLAND PARK, as a Lender

By:  /s/ FIRST BANK OF HIGHLAND PARK

Signature Page to Second Amendment to Amended and Restated Credit Agreement

UMB BANK, n.a., as a Lender

By:  /s/ UMB BANK, n.a.

Signature Page to Second Amendment to Amended and Restated Credit Agreement

BUSEY BANK, as a Lender

By:  /s/ BUSEY BANK

Signature Page to Second Amendment to Amended and Restated Credit Agreement

ASSOCIATED BANK, N.A., as a Lender

By:  /s/ ASSOCIATED BANK, N.A.

Signature Page to Second Amendment to Amended and Restated Credit Agreement